Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,400,000
Previously Paid Amount	(0)
Total Fee Amount	1,021.94
Total Offset Amount	(0)
Net Fee	$ 1,021.94